UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 14, 2005
              (Date of Earliest Event Reported): September 9, 2005


                       RAMCO-GERSHENSON PROPERTIES TRUST
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             (Exact name of registrant as specified in its charter)



          Maryland                     1-10093                  13-6908486
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)



31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan     48334
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           (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code:   248-350-9900


                                 Not Applicable
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          Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

On September 9, 2005, Ramco-Gershenson Properties, L.P.("the "Company"), an affiliate of Ramco-Gershenson Properties Trust (the "Registrant"), entered into a secured loan agreement (the "Agreement") with KeyBank National Association ("KeyBank") in the amount of $99,317,000. The proceeds of this bridge loan were used to repay various mortgage loans on ten of the Company's assets with Lincoln National Life Insurance Company ("Lincoln") that were due to mature on January 10, 2006.

The new loan has a variable interest rate equal to 140 basis points over LIBOR and matures on December 29, 2005 and KeyBank took an assignment of the existing mortgages on the same ten shopping centers previous encumbered by the Lincoln loans. The Agreement requires the Company to make interest only periodic payments with all outstanding principal due and payable at the maturity date. The Company and the Registrant have guaranteed repayment of the loan. The Agreement contains customary provisions for debt agreements of this nature with respect to events of default.

KeyBank is a lender under the Company's secured and unsecured credit facilities and one mortgage loan, and affiliates of KeyBank have provided investment banking and advisory services to the Registrant from time to time.


Item 2.03

As discussed in Item 1.01 above, the Company, an affiliate of the Registrant, entered into a secured loan agreement with KeyBank.

Item 9.01 Exhibits

(c)  Exhibits

99.1 Press Release, dated September 14, 2005, issued by Ramco-Gershenson Properties Trust

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAMCO-GERSHENSON PROPERTIES TRUST


September 14, 2005                          By:   Richard J. Smith
                                            ----------------------------------
                                            Name: Richard J. Smith
                                            Title: Chief Financial Officer



                                 Exhibit Index


      Exhibit No.   Description
      ----------    ------------
      99.1          Press release dated  September 14, 2005.